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                                                                   EXHIBIT 10(q)

STATE OF MISSISSIPPI

COUNTY OF HARRISON

                             SECOND LEASE AMENDMENT

         This Second Lease Amendment entered into between the State of Mississippi appearing herein by and through its duly authorized agencies, the MISSISSIPPI DEPARTMENT OF ECONOMIC AND COMMUNITY DEVELOPMENT and the MISSISSIPPI STATE PORT AUTHORITY AT GULFPORT, hereinafter collectively referred to as LESSOR and Gulfside Casino, Inc., hereinafter referred to as LESSEE.

         WHEREAS, on August 20, 1992, LESSOR and LESSEE entered into a certain Lease Agreement ("Lease"); and on October 28, 1992, LESSOR and LESSEE entered into a Lease Amendment thereto; and

         WHEREAS, LESSOR and LESSEE are desirous of again amending said Lease in certain particulars;

         NOW THEREFORE, in consideration of the mutual covenants and stipulations contained in the Lease, the parties do mutually contract and agree as follows:

1.       ARTICLE I - LEASED PREMISES

         Article I - Leased Premises is amended as follows:

         (a) Exhibit "A", which contains the description of the LEASED PREMISES, is replaced with Exhibit "A-1" attached hereto and incorporated herein by reference, which contains the revised description of the LEASED PREMISES, which reflects the agreement that the Vessel contemplated hereunder will be docked at the north end of the main ship harbor rather than on the southwest end of the East Pier. However, in the event that LESSEE is unable to obtain the necessary permits and approvals for the dredging and mitigation required for the location of the LESSEE on the LEASED PREMISES described in Exhibit "A-1", the premises described in Exhibit "A" shall once again become the LEASED PREMISES.

         (b) The following paragraph shall be added as the new second paragraph of Article I - Leased Premises:





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                          "LESSEE agrees to acquire the leasehold interests
                 currently held by the Center of International Seamen and Truckers, Inc., which is the subject of a Lease Agreement with LESSOR dated April 1, 1992 for the sum of One Hundred Ninety Thousand Dollars ($190,000.00), and the leasehold interests of I.T.O. Corporation which is the subject of a lease agreement with LESSOR dated September 14, 1990 for a sum not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00). These acquisitions shall be completed by July 1, 1993 or within ten
                 (10) days of LESSEE's receipt of the permits and approvals for the dredging and mitigation required for the location of LESSEE to the LEASED PREMISES described in Exhibit "A-1", whichever is later. Once said acquisitions are complete, the above described properties will become part of the LEASED PREMISES. LESSEE's failure to acquire the referenced leasehold properties shall at the option of the LESSOR constitute a default under the Lease."

         (c) The following language is added as a new last paragraph to Article I of the Lease Agreement:

                          "If LESSOR elects to utilize the southwest end of the
                 East Pier for a dockside gaming operation and if LESSEE has fully complied with the terms and conditions of this Lease, LESSEE shall have the exclusive right to place a dockside gaming operation at its former location as described in Exhibit "A". Said right shall expire five (5) years from the date of October 5, 1992. The exercise of such right shall be subject to the following conditions:

                                  (a)      LESSOR shall notify LESSEE in
                          writing of its intent to lease the above-described location for use as a dockside gaming operation.





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                                  LESSEE must notify LESSOR within thirty (30)
                                  days from the date of receipt of LESSOR's notice of intent to lease for dockside gaming purposes of LESSEE's acceptance to lease said location.

                                  (b)      The new lease agreement shall
                                  contain substantially the same terms and conditions as contained in this Lease Agreement as existed prior to the Second Amendment set forth herein.

                                  (c)      If LESSEE declines to lease said
                                  location or fails to reply to LESSOR's
                                  notice, LESSOR may negotiate for the lease of said location with other interested parties.

                                  Notwithstanding the foregoing, LESSOR is under no obligation to lease said location to LESSEE or to a third party during the five (5) year period specified above or at any other time."

2.       ARTICLE 11 - USE OF PREMISES

         The following language shall be added to the second paragraph of
Article II:

                         "Gulfport Towing Company, Inc. shall have the
                 right to utilize the roadway included in the description of the LEASED PREMISES contained in Exhibit A-1, for ingress and egress to its leased premises which is the subject of the lease agreement between Gulfport Towing Company, Inc. and LESSOR dated July 30, 1983."





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3.       ARTICLE IV - TERM

         The following paragraph is added immediately prior to the second to the last paragraph of Article IV - Term of the Lease Agreement:

                          "In addition to the three (3) renewal periods of five
                 (5) years each, LESSEE shall have the option to further extend the Lease for an additional period of ten (10) years if LESSEE, within the first ten (10) years of this Agreement, constructs, on the Leased Premises or within the city limits of Gulfport, Mississippi, a Hotel with a minimum of 350 units, and has complied with all terms, covenants and conditions of the Lease. If such renewal option is exercised, the Lease term may be extended under the same terms and provisions of this Lease Agreement except that the annual Rentals for the Leased Premises shall be adjusted and revised yearly by an amount equal to the changes in the Consumer Price Index U.S. City Average all items, in the manner set forth above."



4.       ARTICLE VII - LESSEE'S OPERATION REQUIREMENTS

         (a)     The following sentences shall be added to paragraph 3 of
Article VII:

                          "In the event LESSEE is unable to obtain the
                 necessary permits and approvals for the dredging and mitigation required for the location of the LESSEE on the LEASED PREMISES described in Exhibit "A-1", LESSEE shall have the remaining portion of the above-described twelve (12) month period to locate the Vessel to LEASED PREMISES described in Exhibit "A". However, in no instance shall LESSEE have less than six (6) months from the date LESSEE receives written notification from the proper governmental agencies of LESSEE's inability to obtain said permits and approvals to move the Vessel to the LEASED PREMISES described in Exhibit "A".
                 LESSEE shall,





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                 within five (5) days of the receipt of said notification,
                 provide LESSOR with a copy thereof. LESSEE's right to move to the Exhibit "A-1" location shall expire when the permits thereafter are granted or when the Vessel is moved to the Exhibit "A"location, whichever may first occur."

         (b) The following language shall be added as the new paragraphs 9 and 10 of Article VII:

                          "LESSEE shall have the right to dredge and fill
                 portions of the Berth Area south of the fast land, all of which is described in Exhibit "A-1". Prior to performing any dredging or filling, LESSEE shall obtain written approval from LESSOR, which shall specifically state which portions of the Berth Area may be dredged or filled subject to the appropriate permits or approvals required by law. All fill must be contained behind sheet pile to prevent the reliction of such fill. Said dredging and filling shall not encroach on Dole's and Chiquita's existing berthing areas.

                          As provided in this Lease Agreement, LESSEE is
                 required to obtain all permits and approvals required or necessary in connection with dredging, filling and mitigation. However, LESSOR will use its reasonable efforts to assist LESSEE in obtaining the necessary permits and approvals to facilitate LESSEE's relocation to its permanent site. LESSOR agrees to allow LESSEE to utilize LESSOR's name in the attempt to obtain such approvals and permits and to utilize LESSOR's mitigation site. LESSOR's agreement to assist shall in no way relieve LESSEE of its sole obligation and duty to obtain such permits and approvals."

         (c) The following language shall be added as the last five (5) paragraphs of Article VII:





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                          "LESSOR shall, if required by law or any regulatory
                 agency with jurisdiction, remove, cleanup and cure at its expense any and all hazardous waste, toxic or non-toxic substances and materials or contaminants of type or nature whatsoever, known or unknown, which existed prior to LESSEE's entry into use and possession of the Leased Premises described in Exhibit "A-1".

                          LESSEE covenants that it will ensure that it is in
                 compliance with environmental laws, including laws that impose cleanup obligations upon termination of this Lease. LESSEE further covenants that it will limit its use of the Leased Premises to activities disclosed herein, and shall at all times conduct its operations as contemplated herein so as not to release hazardous substances or subject LESSOR to cleanup costs. LESSEE shall not without prior written consent of LESSOR, install any tanks or equipment containing asbestos or PCBs.

                          LESSEE shall comply with all environmental laws and
                 obtain all necessary permits. All environmental permits shall be issued in the name of LESSEE. If any release of hazardous substances shall occur during the term of this Lease, LESSEE shall notify LESSOR of any releases, although LESSEE shall remain responsible for reporting any releases to the appropriate governmental agency.

                          LESSEE shall provide to LESSOR a copy of any
                 environmental reports, studies or analyses with regard to the Leased Premises. LESSOR shall, at its option, at termination of this Lease, request LESSEE to perform an environmental assessment of the Leased Premises to establish whether adverse environmental conditions were caused by the LESSEE and





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                 therein require LESSEE at its expense to perform approved
                 cleanup of the Leased Premises.

                          LESSEE shall assume full responsibility to pay for
                 and implement any investigation, cleanup, or other response action required in relation to any release of hazardous substances or other environmental condition during the term of this Lease. Any response action required shall be performed to the satisfaction of LESSOR and in compliance with law and regulatory agencies."

5.       ARTICLE XII - IMPROVEMENTS BY LESSEE

         (a) The following new paragraph "(7)" shall be added to Article XII of the Lease Agreement:

                          "(7) LESSEE shall have the right to construct a small
                 marina in the Berth Area south of the fast land, all of which is described in Exhibit "A-1" to be used in conjunction with LESSEE's gaming operation. Before commencing construction of said marina, LESSEE must obtain LESSOR's written approval of the size and location thereof, and must obtain all appropriate and necessary permits or approvals therefor. LESSOR shall also have the right, as provided in paragraph (2) of this Article, to approve the plans and specifications of the marina. LESSEE shall not be required to utilize the LESSOR's linehandlers to assist vessel(s) which may berth at said marina. However, if LESSEE utilizes LESSOR's linehandlers, LESSEE shall pay the applicable tariff charge for such services. Said marina shall not in any way interfere with the use of the Port for commerce and shipping."





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         (b)     Notwithstanding the provisions herein, the second sentence of the first paragraph of Section (B) of Exhibit "C", which provides for the construction of a dining and entertainment complex, is hereby deleted in its entirety.

6.       ARTICLE XVIII - INTERRUPTION OF OPERATIONS AND PLANS FOR REMOVAL OF
         VESSEL

         The last sentence of the first paragraph of Article XVIII of the Lease Agreement is hereby amended as follows:

                          "LESSEE's failure to remove the Vessel shall at
                 option of LESSOR constitute sufficient grounds for termination of the Lease, unless LESSEE has obtained written approval from the Civil Defense allowing the Vessel to remain at the Port."

7.       ARTICLE XXII - ASSIGNMENT

         (a)     The following language is added as a new second paragraph to
Article XXII:

                          "It is LESSOR's understanding that LESSEE is
                 negotiating to sub-let a portion of Dole Fresh Fruit Company's ("Dole") leasehold property at the Port. LESSOR will not participate in such negotiations, but will consider a request for any such sublease in strict accordance with the lease agreement between Dole and LESSOR."

         (b) The following additional language is added as a new third paragraph to Article XXII:

                          "LESSOR does hereby ratify and approve the
                 substitution, transfer, conveyance and assignment of the LESSEE's right, title and interest under the Lease Agreement dated August 20, 1992, and effective October 5, 1992, and all amendments thereto, to Gulfside Casino Partnership, a Mississippi general partnership, comprised of Gulfside Casino,





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                 Inc., a Mississippi corporation, and Patrician, Inc., a Nevada corporation, authorized to transact and conduct business in the State of Mississippi."

8.       ARTICLE XXXVI - NOTICES

         This Article is hereby amended to provide that notice to the LESSEE shall be deemed given when deposited in the United States mail, postage prepaid, certified mail, to the parties at the addresses below:

         LESSOR:                          Mississippi State Port Authority
                                           at Gulfport
                                          Executive Director
                                          P.O. Box 40
                                          Gulfport, MS 39502

         LESSEE:                          Gulfside Casino Partnership
                                          c/o Pete Cladianos, Jr.
                                          P.O. Box 1600
                                          Gulfport, MS 39502

         With copy to:                    Hugh D. Keating, Attorney
                                          Gulfside Casino Partnership
                                          P.O. Drawer W
                                          Gulfport, MS 39502

         All terms and conditions under the original Lease Agreement and the Amendment dated October 28, 1992 which have not been amended shall remain unchanged and remain in full force and effect.

         WITNESS OUR SIGNATURES, this the 12th day of May 1993.

ATTEST:                              MISSISSIPPI DEPARTMENT OF ECONOMIC
                                     AND COMMUNITY DEVELOPMENT, LESSOR


[SIG]                                By:    /s/ JAMES B. HEIDEL
                                            --------------------------
                                            James B. Heidel
                                            Executive Director


ATTEST:                              MISSISSIPPI STATE PORT AUTHORITY AT
                                     GULFPORT, LESSOR


[SIG]                                By:    /S/ DOUG MEDLEY
                                            --------------------------
                                            Doug Medley
                                            President





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ATTEST:                              GULFSIDE CASINO, INC., LESSEE


[SIG]                                By:       [SIG]
                                            --------------------------

                                     Title:
                                            --------------------------



ATTEST:                              GULFSIDE CASINO PARTNERSHIP,
                                     SUBSTITUTE LESSEE


[SIG]                                By:       [SIG]
                                            --------------------------

                                     Title:
                                            --------------------------




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                                                                   EXHIBIT "A-1"

                              HORSESHOE LEASE AREA

                                     [MAP]

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                               LEGAL DESCRIPTION
                              HORSESHOE LEASE AREA
                                 B & M NO. 1736


A parcel located in Section 9, Township 8 South, Range 11 West, City of Gulfport, Harrison County, Mississippi, more particularly described as follows:

BEGINNING at the intersection of the South right-of-way of U.S. Highway 90 and the East right-of-way of Mid-South Railroad and thence N 70 degrees 21' 12" E along said South right-of-way for a distance of 66.73 feet; thence S 06 degrees 18' 29" W for a distance of 1119.44 feet; thence N 59 degrees 01' 22" E for a distance of 372.54 feet; thence S 30 degrees 58' 38" for a distance of 557.82 feet; thence S 07 degrees 19' 22" W for a distance of 539.39 feet; thence S 45 degrees 01' 03" E for a distance of 256.07 feet to the North limits of the Commercial Harbor of the Mississippi State Port at Gulfport; thence S 59 degrees 01' 22" W along said North limits for a distance of 650.07 feet; thence N 30 degrees 58' 38" W along said North limits for a distance of 269.31 feet; thence S 59 degrees 01' 22" W along said North limits for a distance of 178.10 feet to the East right-of-way of Mid-South Railroad; thence along said East right-of-way the following seven calls: N 27 degrees 07' 21" W for a distance of 63.00 feet; thence along a curve to the right having a radius of 412.50 feet for a distance of 203.99 feet; thence N 01 degrees 12' 39" E for a distance of
46.14 feet; thence along a curve to the right having a radius of 762.50 feet for a distance of 177.39 feet; thence N 14 degrees 32' 25" E for a distance of
177.70 feet; thence along a curve to the left having a radius of 1197.71 feet for a distance of 172.09 feet; thence N 06 degrees 18' 29" E for a distance of 1481.55 feet to the South right-of-way of U.S. Highway 90 and the POINT OF BEGINNING. The above described parcel contains 11.1 acres, more or less, of fast lands and 11.1 acres, more or less, of bottom lands for a total of 22.2 acres, more or less.



                                    Revised
                                    4/21/93